SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
 of the Securities Exchange Act of 1934
Check the appropriate box:
☐ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement
John Hancock Variable Insurance Trust
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JOHN HANCOCK VARIABLE INSURANCE TRUST
601 Congress Street
 Boston, Massachusetts 02210-2805
July 22, 2014
Dear Variable Annuity and Variable Life Contract Owners:
Enclosed is the Information Statement of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) regarding the acquisition of QS Investors, LLC (“QS Investors”) by Legg Mason, Inc. QS Investors serves as the subadvisor of All Cap Core Trust and a subadvisor consultant for Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, and Lifestyle Moderate MVP (the “Funds”). The acquisition resulted in a change in control of QS Investors, which triggered an assignment and automatic termination of the subadvisory agreement between John Hancock Investment Management Services, LLC (“JHIMS”) and QS Investors with respect to the Funds. As a result, the Board of Trustees of JHVIT (the “Board”) approved a new subadvisory agreement between QS Investors and JHIMS. This change became effective on May 31, 2014.
Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such payments under your variable annuity or variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) or John Hancock Life Insurance Company of New York (“John Hancock NY”) are invested in subaccounts of separate accounts established by these insurance companies. Each subaccount invests in shares of a JHVIT fund, including the Funds.
The Board approved the new subadvisory agreement with QS Investors. The new subadvisory agreement with QS Investors is not expected to result in any reduction in the level or quality of subadvisory services provided to, and does not result in any increase in the advisory fees paid by, the Funds.
Please note that JHVIT is not required to obtain shareholder approval. We are not asking for a proxy and you are requested not to send us a proxy with respect to this new subadvisory agreement. The enclosed Information Statement provides information about the new subadvisory agreement and QS Investors.
If you have any questions regarding the Information Statement, please call the appropriate toll-free number below:
--For John Hancock USA variable annuity contracts:	(800) 344-1029

--For John Hancock USA variable life contracts:	(800) 827-4546

--For John Hancock NY variable annuity contracts:	(800) 551-2078

--For John Hancock NY variable life contracts:	(888) 267-7784
Sincerely, /s/ Christopher Sechler Christopher Sechler Assistant Secretary John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

_______________

INFORMATION STATEMENT
NEW SUBADVISORY AGREEMENT FOR:
 ALL CAP CORE TRUST
LIFESTYLE AGGRESSIVE MVP
LIFESTYLE BALANCED MVP
LIFESTYLE CONSERVATIVE MVP
 LIFESTYLE GROWTH MVP
AND
 LIFESTYLE MODERATE MVP
_______________
INTRODUCTION
This Information Statement provides information regarding a new subadvisory agreement for All Cap Core Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, and Lifestyle Moderate MVP (each a “Lifestyle MVP” and, collectively, with All Cap Core Trust, the “Funds”), each a series of John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”). At an in-person meeting held on May 27-29, 2014, the Board of Trustees of the Trust (the “Board” or “Trustees”), including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or John Hancock Investment Management Services, LLC (the “Advisor”) (the “Independent Trustees”), approved the new subadvisory agreement between the Advisor and QS Investors, LLC (“QS Investors”) with respect to the Funds. A discussion of the Board’s determination to approve the new subadvisory agreement with QS Investors is provided in the “Board Consideration of New Subadvisory Agreement” section below.
JHVIT. The Trust is a Massachusetts business trust that is a no-load, open-end investment management company, commonly known as a mutual fund, registered under the 1940 Act. JHVIT currently offers more than 100 separate series or funds, including the Funds. JHVIT does not sell its shares directly to the public, but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts, certain entities affiliated with the insurance companies, and other funds of JHVIT that operate as funds of funds.
Investment Management. The Advisor serves as investment advisor to JHVIT and the Funds. Pursuant to an investment advisory agreement with JHVIT, the Advisor is responsible for, among other things, administering the business and affairs of JHVIT and selecting, contracting with, compensating and monitoring the performance of any investment subadvisor that manages the investment of the assets of the Funds or provides other subadvisory services pursuant to a subadvisory agreement with the Advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
The Distributor. John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.
The offices of the Advisor and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate controlling parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.
Pursuant to an exemptive order (the “Order”) received from the Securities and Exchange Commission (the “SEC”), the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of an existing subadvisory agreement (including subadvisory fees) solely with Board approval, subject to certain conditions, and without obtaining shareholder approval, provided that the subadvisor is not an affiliate of the Advisor. Because the new subadvisory agreement described in this Information Statement does not involve a subadvisor that is affiliated with the Advisor, pursuant to the Order, JHVIT is not required to obtain shareholder approval. We Are Not Asking for a Proxy, and You are Requested Not To Send Us a Proxy, with respect to this new subadvisory agreement.
Annual and Semi-Annual Reports. JHVIT will furnish, without charge, a copy of its most recent annual and semi-annual reports to any shareholder or variable contract owner upon request. A report may be obtained by contacting the appropriate toll-free number below:
--For John Hancock USA variable annuity contracts:	(800) 344-1029

--For John Hancock USA variable life contracts:	(800) 827-4546

--For John Hancock NY variable annuity contracts:	(800) 551-2078

--For John Hancock NY variable life contracts:	(888) 267-7784

NEW SUBADVISORY AGREEMENT FOR
 ALL CAP CORE TRUST
LIFESTYLE AGGRESSIVE MVP
LIFESTYLE BALANCED MVP
LIFESTYLE CONSERVATIVE MVP
LIFESTYLE GROWTH MVP
AND
LIFESTYLE MODERATE MVP

Background
QS Investors currently serves as a subadvisor to each Fund pursuant to a subadvisory agreement between the Advisor and QS Investors dated August 1, 2010, as amended (the “Prior QS Investors Agreement”). The Prior QS Investors Agreement was approved most recently by the Board (including a majority of the Independent Trustees) on May 16-17, 2013, in connection with its annual review and consideration of such agreements.
At the May 27-29, 2014, Board meeting, management recommended to the Board that it approve the new subadvisory agreement with QS Investors, due to the acquisition of QS Investors by Legg Mason, Inc. (“Legg Mason”), which occurred on May 31, 2014. The acquisition resulted in a change in control of QS Investors, triggering an assignment and automatic termination of QS Investors’ subadvisory agreement with respect to each Fund, pursuant to Section 15(b)(2) of the 1940 Act. As a result, the Board approved a new subadvisory agreement between QS Investors and the Advisor (the “New QS Investors Agreement”). The only difference between the Prior QS Investors Agreement and the New QS Investors Agreement is the date of the agreement. The acquisition did not result in any change in the subadvisory fees payable by the Advisor with respect to any of the Funds. Further, there were no changes in the personnel providing subadvisory services to the Funds or in the level of services provided to the Funds.

QS Investors
QS Investors is a Delaware limited liability company. On May 31, 2014, QS Investors became a wholly owned, independently managed affiliate of Legg Mason, Inc. QS Investors’ principal business address is 880 Third Avenue, 7th Floor, New York, New York, 10022.
For more information about the executive officers and directors of QS Investors, and funds comparable to the Funds that are managed by QS Investors, see “Additional Information about QS Investors” below.
New QS Investors Agreement
Under the New QS Investors Agreement, with respect to All Cap Core Trust, QS Investors manages the day-to-day investment and reinvestment of the Fund, subject to the supervision of the Board and the Advisor, and formulates and implements a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. QS Investors implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. With respect to each Lifestyle MVP, QS Investors does not purchase and sell securities, but rather provides subadvisory consulting services to the Advisor.
The terms of the New QS Investors Agreement are described below under “Description of the New QS Investors Agreement.”
Subadvisor Compensation. As compensation for its services under the New QS Investors Agreement, QS Investors is paid a subadvisory fee by the Advisor with respect to the Funds. The fee, which is accrued daily and paid monthly within 30 calendar days of the end of each month, is determined by applying the daily equivalent of an annual fee rate to the net assets of the Funds subadvised by QS Investors. Under the New QS Investors Agreement, the Subadvisory Fee is paid by the Advisor out of the management fee it receives for the Funds and is not an additional charge to the Funds.
Board Consideration of the New QS Investors Agreement
At in-person meetings held on May 27-29, 2014, the Board, including the Independent Trustees, approved the New QS Investors Agreement between the Advisor and QS Investors with respect to the Funds.

In considering the New QS Investors Agreement, the Board received in advance of the meeting a variety of materials relating to the Funds and QS Investors, including comparative performance; performance information for the Fund’s benchmark indices and comparable funds, fee and expense information; and other information provided by QS Investors regarding the nature, extent, and quality of services to be provided by QS Investors. The Board also took into account information presented by QS Investors to the Board with respect to its management of the Funds. The Board also took into account discussions with management and information provided to the Board with respect to the Funds’ performance, including quarterly performance reports prepared by management containing reviews of investment results. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by QS Investors to the Funds, including a memorandum from QS Investors with respect to the Funds.

Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also discussed the New QS Investors Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
In approving the New QS Investors Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors.

In making its determination with respect to approval of the New QS Investors Agreement, the Board considered:

(1)	information relating to QS Investors’ business;

(2)	the historical and current performance of the Funds under the management of QS Investors, which included comparative performance information relating to the Funds’ benchmark and comparable funds;

(3)	the subadvisory fee for the Funds, including any breakpoints; and

(4)	information relating to the nature and scope of any material relationships and their significance to QS Investors, as applicable.

Nature, extent, and quality of services. With respect to the services to be provided by QS Investors, the Board considered information provided to the Board by QS Investors. The Board considered QS Investors’ current level of staffing and its overall resources. The Board reviewed QS Investors’ history and investment experience, as well as information regarding the qualifications, background, and responsibilities of QS Investors’ investment and compliance personnel who would provide services to the Funds. The Board also considered, among other things, QS Investors’ compliance program and any disciplinary history. The Board also considered QS Investors’ risk assessment and monitoring process. The Board considered QS Investors’ regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of QS Investors and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with QS Investors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of QS Investors and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of QS Investors.
The Board considered QS Investors’ investment process and philosophy. In the case of All Cap Core Trust, the Board took into account that QS Investors’ responsibilities include the development and maintenance of an investment program for the Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. For All Cap Core Trust, the Board also considered QS Investors’ brokerage policies and practices, including with respect to best execution and soft dollars. In the case of the Lifestyle MVPs, the Board took into account that QS Investors provides subadvisory consulting services to the Advisor.
Subadvisor compensation. In considering the cost of services to be provided by QS Investors and the profitability to QS Investors of its relationship with the Funds, the Board noted that the fees under the New QS Investors Agreement are paid by the Advisor and not the Funds.  The Board also noted that the subadvisory fee rates would be the same under the New QS Investors Agreement as under the Prior QS Investors Agreement.
The Board also relied on the ability of the Advisor to negotiate the New QS Investors Agreement with QS Investors, which is not affiliated with the Advisor, and the fees thereunder, at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by QS Investors from its relationship with the Trust were not a material factor in the Board’s consideration of the New QS Investors Agreement.

The Board also considered information regarding the nature and scope (including their significance to the Advisor and its affiliates and to QS Investors) of any material relationships with respect to QS Investors, which includes arrangements, if any, in which QS Investors or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans, if any. The Board also considered information and took into account any other potential conflicts of interest the Advisor might have in connection with the New QS Investors Agreement.

In addition, the Board considered other potential indirect benefits that QS Investors and its affiliates may receive from QS Investors’ relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that the Funds pay an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to QS Investors. The Board also considered that the subadvisory fee to be paid to QS Investors for managing the Funds is the same fee previously paid to QS Investors.
Subadvisor performance. As noted above, the Board considered the Funds’ performance as compared to the Funds’ peer groups and benchmarks, and noted that the Board reviews information about the Funds’ performance results at its regularly scheduled meetings. The Board also noted QS Investors’ long-term performance for similar accounts, as applicable.
The Board’s decision to approve the New QS Investors Agreement was based on a number of determinations, including the following:

(1)	The subadvisory fees for the Funds are paid by the Advisor, not the Funds, and approval of the New QS Investors Agreement will not result in any change in the advisory fees for the Funds;

(2)	There would be no changes in the personnel providing subadvisory services to the Funds or in the level of services provided to the Funds as a result of the acquisition of QS Investors by Legg Mason;

(3)	The Board is generally satisfied with the performance of the Funds while the Prior QS Investors Agreement was in effect;

(4)	The subadvisory fees rates under the New QS Investors Agreement are the same as the rates under the Prior QS Investors Agreement;

(5)	The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(6)
The subadvisory fees for All Cap Core Trust contain breakpoints that correspond to breakpoints in the Fund’s advisory fees in order to permit shareholders to benefit from economies of scale as the Fund grows.

Additional Information about QS Investors
Management of QS Investors. The names and principal occupations of the principal executive officers and directors of QS Investors are listed below. The business address of each such person is 880 Third Avenue, New York, New York, 10022.
Name	Principal Occupation
James H. Norman	President
Janet C. Campagna	Chief Executive Officer
Steven R. Ducker	Chief Compliance Officer
Daniel J. Holman	Chief Operating Officer
Thomas G. Rose	Chief Financial Officer
Joseph P. Larocque	Director
John D. Kenney	Director
Jeffrey A. Nattans	Director

Similar Investment Companies Advised by QS Investors. QS Investors currently acts as subadvisor to the following registered investment companies or series thereof having investment objectives and policies similar to those of the Funds. The table below also states the approximate size of each such fund as of March 31, 2014.

Portfolio	Net Assets as of 3/31/14
JHF II All Cap Core Fund	$661,920,443
JHF II Lifestyle Aggressive Portfolio	$4,698,480,869
JHF II Lifestyle Balanced Portfolio	$15,185,998,259
JHF II Lifestyle Conservative Portfolio	$3,728,151,439
JHF II Lifestyle Growth Portfolio	$14,396,232,418
JHF II Lifestyle Moderate Portfolio	$4,711,323,287
JHF II Lifestyle II Aggressive Portfolio	$203,124
JHF II Lifestyle II Balanced Portfolio	$203,329
JHF II Lifestyle II Conservative Portfolio	$203,360
JHF II Lifestyle II Growth Portfolio	$203,398
JHF II Lifestyle II Moderate Portfolio	$203,203

Description of the New QS Investors Agreement
Services Rendered by QS Investors. With respect to All Cap Core Trust, subject always to the direction and control of the Trustees of the Trust, QS Investors will manage the investments and determine the composition of the assets of All Cap Core Trust in accordance with the Trust’s registration statement, as amended and provided to QS Investors from time to time.
With respect to the Lifestyle MVPs, QS Investors provides subadvisory consulting services to the Advisor. The Lifestyle MVPs do not incur any expenses in connection with QS Investors’ services other than the advisory fee. The information and services QS Investors provides to the Advisor for the Lifestyle MVPs are as follows:
●	calculate the probability that the other subadvisors outperform their performance benchmarks;

●	perform statistical performance analysis of historical manager returns for managers that the Advisor would like to include in its potential line up on a quarterly basis;

●
using QS Investors’ proprietary optimization technology, QS Investors will seek to optimize the Lifestyle MVPs’ investments consistent with the performance objective specified by the Advisor (e.g., the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle MVP, and any constraints that the Advisor may specify on allocations to such portfolios) on a quarterly basis; and

●
consult with the Advisor to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle MVPs, provided that QS Investors is given information on the performance of such portfolios and the actual allocations implemented.

With respect to All Cap Core Trust, QS Investors maintains all accounts, books and records as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and the Advisers Act, and the rules thereunder.
With respect to All Cap Core Trust, QS Investors will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for All Cap Core Trust, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments. QS Investors will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. QS Investors will always seek the best possible price and execution in the circumstances in all transactions. Subject to the foregoing, QS Investors is directed at all times to seek to execute transactions for All Cap Core Trust in accordance with its trading policies, as disclosed by QS Investors to All Cap Core Trust from time to time, but in all cases subject to policies and practices established by All Cap Core Trust and described in the Trust’s registration statement. Notwithstanding the foregoing, QS Investors may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Trust’s registration statement, if QS Investors determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or QS Investors’ overall responsibilities with respect to accounts managed by QS Investors. QS Investors may use for the benefit of QS Investors’ other clients, or make available to companies affiliated with QS Investors or to its directors for the benefit of its clients, any such brokerage and research services that QS Investors obtains from brokers or dealers.
Legal Relationship. QS Investors is an independent contractor and has no authority to act for or represent JHVIT or the Advisor in any way or otherwise be deemed an agent unless expressly authorized in QS Investors Agreement or in another writing by JHVIT and the Advisor.
Expenses. QS Investors, at its expense, will furnish all necessary: (i) investment and management facilities, including salaries of personnel required for it to execute its duties faithfully under the New QS Investors Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary to execute its obligations under the New QS Investors Agreement.
Compensation of QS Investors. The Advisor will pay QS Investors out of the management fee it receives.  QS Investors is not paid by the Funds.
Liability of QS Investors. Neither QS Investors nor any of its managing members, officers or employees shall be liable to the Advisor or the Trust for any error of judgment or mistake of law or for any loss suffered by the Advisor or the Trust in connection with the matters to which the New QS Investors Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of QS Investors.
Amendment. The New QS Investors Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the vote of a majority of the Trustees of the Trust, including the vote of a majority of the Trustees of the Trust who are not interested persons of any party to New QS Investors Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (ii) either (a) by a majority of the outstanding voting securities of any affected Fund; or (b) pursuant to an exemptive order from the SEC or interpretation by the SEC or its staff permitting such amendment without obtaining shareholder approval. Any required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other Fund affected by the amendment; or (b) all the Funds of the Trust.

Duration and Termination of Agreement. The New QS Investors Agreement will continue in effect for a period more than two years from the date of its execution with respect to each Fund only so long as such continuance is specifically approved at least annually, either by: (i) the Trustees of the Trust; or (ii) by a majority of the outstanding voting securities of the Funds, provided that in either event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.
Any required shareholder approval of the New QS Investors Agreement, or of any continuance of the New QS Investors Agreement, shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund (as defined in Rule 18f-2(h) under the 1940 Act) votes to approve the New QS Investors Agreement or its continuance, notwithstanding that the New QS Investors Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other Fund affected by the New QS Investors Agreement; or (b) all the Funds.
If any required shareholder approval of the New QS Investors Agreement or any continuance of the New QS Investors Agreement is not obtained, QS Investors will continue to provide the services with respect to the affected Fund pending the required approval of the New QS Investors Agreement or its continuance or of a new contract with QS Investors or a different adviser or other definitive action; provided, that the compensation received by QS Investors in respect of such Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.
The New QS Investors Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty days' written notice to the Advisor and QS Investors, or by the Advisor or QS Investors on sixty days’ written notice to the Trust and the other parties. The New QS Investors Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the advisory agreement between the Advisor and the Trust terminates for any reason with respect to the Funds.
Limitation of Personal Liability of JHVIT. The Agreement and Declaration of Trust of JHVIT, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Variable Insurance Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of JHVIT shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of JHVIT or any portfolio thereof, but only the assets belonging to JHVIT, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.
Confidentiality of JHVIT Portfolio Holdings. QS Investors agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.
Consultation with Subadvisors to the Funds and other JHVIT Portfolios. Consistent with Rule 17a-10 under the 1940 Act, the New QS Investors Agreement prohibits QS Investors from consulting with the following entities concerning transactions for a fund in securities or other assets: (a) other subadvisors to the Funds; (b) other subadvisors to another fund in JHVIT; and (c) other subadvisors to funds under common control with the Funds.
Compliance Policies. QS Investors agrees to provide the Advisor with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act. Throughout the term of the agreement, QS Investors will provide the Advisor with information relating to various compliance matters, including material changes in the Compliance Policies and information and access to personnel and resources that the Advisor may reasonably request to enable JHVIT to comply with Rule 38a-l under the 1940 Act.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT
Relating to
ALL CAP CORE TRUST
LIFESTYLE AGGRESSIVE MVP
LIFESTYLE BALANCED MVP
LIFESTYLE CONSERVATIVE MVP
 LIFESTYLE GROWTH MVP
AND
 LIFESTYLE MODERATE MVP

 each, a series of John Hancock Variable Insurance Trust
601 Congress Street
Boston, Massachusetts 02210
 Telephone: 800-344-1029
July 22, 2014
This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to All Cap Core Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, and Lifestyle Moderate MVP (collectively referred to herein as the “Funds”), each a series of John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”). Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such payments under your variable annuity or variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) or John Hancock Life Insurance Company of New York (“John Hancock NY”) are invested in subaccounts of separate accounts established by these insurance companies. Each subaccount invests in shares of a JHVIT fund, including the Funds. We encourage you to access and review all of the important information contained in the Information Statement.
The Information Statement contains details regarding the acquisition of QS Investors, LLC (“QS Investors”) by Legg Mason, Inc.  QS Investors serves as a subadvisor to the Funds.  The acquisition resulted in a change in control of QS Investors, which triggered an assignment and automatic termination of the subadvisory agreement between John Hancock Investment Mangement Services, LLC (“JHIMS” or the “Advisor”) and QS Investors with respect to the Funds.  This change became effective on May 31, 2014.  As a result, at an in-person meeting held on May 27-29, 2014, the Board of Trustees of the Trust (the “Board”), including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust or JHIMS, approved the new subadvisory agreement between the Advisor and QS Investors with respect to the Funds.
The new subadvisory agreement was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Trust permitting the Advisor to enter into and materially amend subadvisory agreements with unaffiliated subadvisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the new subadvisory agreement with QS Investors. In lieu of physical delivery of the Information Statement (other than on request as described below), JHVIT will make the Information Statement available to you online at http://www.johnhancock.com/XBRL/Notice_Re_QS_Investors.pdf until 90 days from the date the Notice is first distributed. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the appropriate toll-free number below no later than 90 days from the date the Notice is first distributed:
—For John Hancock USA variable annuity contracts:	(800) 344-1029

—For John Hancock USA variable life contracts:	(800) 827-4546

1

—For John Hancock NY variable annuity contracts:	(800) 551-2078

—For John Hancock NY variable life contracts:	(888) 267-7784

If you want to receive a paper or email copy of the Information Statement free of charge, you must request one no later than 90 days from the date the Notice is first distributed. There is no charge to you for requesting a copy.

2